UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 7, 2010

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIR LINES, INC.
CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
77 W. Wacker Drive, Chicago, IL	60601
1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(312) 997-8000
(312) 997-8000
(713) 324-2950
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 7, 2010, United Continental Holdings, Inc. issued a press release reporting the November 2010 operational performance of United Air Lines, Inc. and Continental Airlines, Inc., its wholly owned subsidiaries.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by United Continental Holdings, Inc. dated December 7, 2010

* Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIR LINES, INC.
CONTINENTAL AIRLINES, INC.

	By:	/s/ Chris Kenny
	Name:	Chris Kenny
	Title:	Vice President and Controller

Date: December 7, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by United Continental Holdings, Inc. dated December 7, 2010

* Filed herewith electronically.